UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) July 22, 2010
                                                      -------------

                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

       000-31951                                           35-1594017
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(Commission File Number)                       (IRS Employer Identification No.)


     210 East Kirkwood Avenue
          Bloomington, IN                                    47408
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

                  In an effort to further reduce expenses at Monroe Bancorp (the "Company"), the Board of Directors decided at its July 22, 2010 meeting to not accept compensation from the Company for the special meeting held on June 28, 2010 and to reduce the fee paid to the Directors for the monthly Board meetings from $800 per meeting to $600 per meeting effective with the July 22, 2010 Board meeting.

                  A copy of the 2010 Schedule of Director Compensation, as revised, is attached as Exhibit 10(xi) and is incorporated by reference into this Item 8.01.


Item 9.01         Financial Statements and Exhibits.

     (d)      Exhibits

     10(xi)   2010 Schedule of Director Compensation



                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  July 27, 2010

                                                MONROE BANCORP



                                                /s/ Gordon M. Dyott
                                                -----------------------------
                                                Gordon M. Dyott
                                                Executive Vice President,
                                                Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                                 Exhibit Title
-----------                -----------------------------------------------------
  10(xi)                   2010 Schedule of Director Compensation